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                             AMENDMENT NO. 1 TO THE
                         AMENDED AND RESTATED AGREEMENT
                           OF LIMITED PARTNERSHIP OF
                         NATIONAL PROPANE PARTNERS, L.P.

     This Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of National Propane Partners, L.P. (the "Partnership") is hereby made and is effective as of this 28th day of December, 1997, by and among National Propane Corporation, a Delaware corporation, as the Managing General Partner of the Partnership and as holder of all outstanding Subordinated Units, National Propane SGP, Inc., a Delaware corporation, as the Special General Partner, and the Common Unitholders.

                                  WITNESSETH:
                                  -----------
     WHEREAS, the Partnership was heretofore formed and now exists pursuant to the Amended and Restated Agreement of Limited Partnership of National Propane Partners, L.P., dated as of July 2, 1996 (the "Partnership Agreement"); and

     WHEREAS, Section 13.1 of the Partnership Agreement provides procedures for the amendment of the Partnership Agreement by the Managing General Partner without obtaining the approval of any Partner; and

     WHEREAS, the Managing General Partner proposes to adopt amendments to the Partnership Agreement pursuant to the authority granted in such Section 13.1.

                                    AGREEMENT
                                    ----------

     NOW, THEREFORE, it is agreed as follows:

     1. Capitalized terms used herein but not defined shall have the meanings assigned to them in the Partnership Agreement.

     2. Section 1.1 of the Partnership Agreement is hereby amended by deleting the definition of "Outstanding" in its entirety and substituting in lieu thereof the following:

                    "Outstanding" means, with respect to Partnership
                     Securities, all Partnership Securities that are issued by the Partnership and reflected as Outstanding on the Partnership's books and records as of the date of determination.

     3. Section 11.2 of the Partnership Agreement is hereby amended by deleting the first and second sentences thereof in their entirety and substituting in lieu thereof the following:


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                    The Managing General Partner may be removed if
                    such removal is approved by the Unitholders holding 66 2/3% of the Outstanding Units (excluding
                    Units held by the General Partners and their Affiliates). Any such action by such holders for removal of the Managing General Partner must also provide for the election of a successor General Partner by the Unitholders holding at least a majority of the Outstanding Units (excluding Units held by the
                    General Partners and their Affiliates).

     4. Section 11.4 of the Partnership Agreement is hereby amended by deleting the reference to "and Units held by the General Partners and their Affiliates are not voted in favor of such removal."

     5. Section 1.1 of the Partnership Agreement is hereby amended by deleting in clause (b) of the definition of "Subordination Period" the reference to "and Units held by the Managing General Partner and its Affiliates are not voted in favor of such removal."

     6. Section 11.3(a) of the Partnership Agreement is hereby amended by adding at the end thereof the following new paragraph:

                    Notwithstanding any other provision of this Section
                    11.3, if the Managing General Partner is removed as a General Partner by the holders of Outstanding Units in circumstances where (Cause does not exist, then, unless the Managing General Partner shall elect (in its sole discretion) prior to the effective date of such removal not to have the provisions of this paragraph apply to all or any portion of the Managing General Partner's general partner interest in the Operating Partnership (the "Retained OLP Interest"), the Retained OLP Interest shall not be purchased for cash or converted into Common Units as provided in this
                    Section 11.3(a) or in Section 11.3(b) but shall instead, as provided in the Operating Agreement, be converted into a non-voting limited partner interest in the Operating Partnership having an interest in the profits and losses of the Operating Partnership equal to that attributable to the Retained OLP Interest. In such event, the term "Combined Interest" as used in this Section 11.3 shall
                    (i) exclude the Retained OLP Interest and (ii) include any portion of the Managing General Partner's general partner interest in the Operating Partnership not so retained.

     7. Section 13.12 of the Partnership Agreement is hereby amended by deleting in clause (a) thereof the reference to "(and also subject to the limitations contained in the definition of 'Outstanding')."

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     8.   Except as set forth above, all provisions of the Partnership Agreement will remain in full force and effect.

     9. This Amendment No. 1 shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

     10. This Amendment No. 1 shall be governed by, and interpreted in accordance with, the laws of the State of Delaware, all rights and remedies being governed by such laws, without regard to principles of conflict of laws.

          IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Partnership Agreement as of the date first written above.

                                                MANAGING GENERAL PARTNER

                                                National Propane Corporation

                                                By: /s/ Ronald R. Rominiecki
                                                   _________________________
                                                   Name:  Ronald R. Rominiecki
                                                   Title: President and Chief
                                                          Operating Officer

                                                SUBORDINATED UNITHOLDERS


                                                National Propane Corporation

                                                By: /s/ Ronald R. Rominiecki
                                                   ___________________________
                                                   Name:  Ronald R. Rominiecki
                                                   Title: President and Chief
                                                          Operating Officer

                                                 SPECIAL GENERAL PARTNER

                                                 National Propane SGP, Inc.

                                                 By: /s/ Ronald R. Rominiecki
                                                    _________________________
                                                    Name:  Ronald R. Rominiecki
                                                    Title: President and Chief
                                                           Operating Officer

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                                               COMMON UNITHOLDERS

                                               The Common Unitholders pursuant
                                               to a Power of Attorney executed
                                               in favor of, and granted and
                                               delivered to, the Managing
                                               General Partner.

                                               BY: National Propane Corporation,
                                                   the Managing General Partner,
                                                   as  attorney-in-fact  for
                                                   all  Common Unitholders
                                                   pursuant  to the Power of
                                                   Attorney granted   pursuant
                                                   to Section 2.6 of the
                                                   Partnership Agreement.

                                               By: /s/ Ronald R. Rominiecki
                                                  ___________________________
                                                  Name:  Ronald R. Rominiecki
                                                  Title: President and Chief
                                                         Operating Officer


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